UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 3, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    0-22250                 95-4431352
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
               (Address of Principal Executive Offices, Zip Code)


                                 (661) 295-5600
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Reference is made to the employment letter agreement entered into on December 24, 2003, by and between Registrant and Fred R. Jones, which is incorporated herein by this reference. A copy of the letter agreement is attached to this Form 8-K as Exhibit 10.1. Reference also is made to the press release of Registrant, issued on December 29, 2003, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements. None.

     (b) Pro Forma Financial Information. None.

     (c) Exhibits.

     10.1 Employment Letter Agreement entered into on December 24, 2003, by and between Registrant and Fred R. Jones.

     99.1 Press Release, dated December 29, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 29, 2003                  3D SYSTEMS CORPORATION



                                   /s/ Robert M. Grace, Jr.
                                   ---------------------------------
                                   By:  Robert M. Grace , Jr.
                                   Its: Vice President, General Counsel and
                                        Secretary


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                                  EXHIBIT INDEX


EXHIBITS

10.1 Employment Letter Agreement entered into on December 24, 2003, by and between Registrant and Fred R. Jones.

99.1 Press Release, dated December 29, 2003.